Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Yacktman Fund

AMG Yacktman Focused Fund

Supplement dated February 26, 2016 to the Prospectus and Statement of Additional Information,

each dated May 1, 2015, as revised June 30, 2015 and supplemented October 19, 2015

The following information supplements and supersedes any information to the contrary relating to AMG Yacktman Fund and AMG Yacktman Focused Fund (each, a “Fund” and, together, the “Funds”), each a series of AMG Funds, contained in the Funds’ Prospectus and Statement of Additional Information, each dated May 1, 2015, as revised June 30, 2015 and supplemented October 19, 2015.

Donald A. Yacktman, Stephen A. Yacktman and Jason S. Subotky are the portfolio managers jointly and primarily responsible for the day-to-day management of each Fund. Effective May 1, 2016, Donald A. Yacktman will transition to an advisory role and will no longer serve as a portfolio manager of the Funds.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST317